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                                                                    EXHIBIT 99.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

   PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)


         In connection with the Annual Report of Hotels.com (the "Company") on Form 10-K for the fiscal year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David
S. Litman, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                     /s/ David S. Litman


                                                     David S. Litman
                                                     Chief Executive Officer
                                                     March 27, 2003


A signed original of this written statement required by Section 906 has been provided to Hotels.com and will be retained by Hotels.com and furnished to the Securities and Exchange Commission or its staff upon request.